CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the captions “Complete and partial portfolio holdings – arrangements to disclose to Service Providers and Fiduciaries” and “Independent registered public accounting firm”, and to the incorporation by reference of our report dated June 26, 2012, with respect to the financial statements of Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund, in Amendment No. 7 to the Registration Statement (Form N-1A No. 811-22078) of Master Trust.

/s/Ernst & Young LLP

ERNST & YOUNG LLP
New York, New York
August 24, 2012